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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-80984, 33-81002, 333-19691, 333-19693, 333-47299 and 333-59423).

/s/ ARTHUR ANDERSEN LLP

Atlanta, Georgia
May 23, 2000